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                                                                    EXHIBIT 99.1


                              SECOND AMENDMENT dated as of September 30, 2002
                    (this "Amendment"), among UNITED RENTALS , INC. ("Holdings"), UNITED RENTALS (NORTH AMERICA), INC. (the "U.S. Borrower"), UNITED RENTALS OF CANADA, INC. ("UR Canada"), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, a Nova Scotia unlimited liability company ("UR Nova Scotia (No. 1)" and, together with the U.S. Borrower and UR Canada, the "Borrowers"), the lenders party hereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as U.S. administrative agent (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA (formerly known as THE CHASE MANHATTAN BANK OF CANADA), as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent" and, together with the U.S. Administrative Agent, the "Administrative Agents").


         A. Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as amended by the First Amendment dated as of October 2, 2001, among Holdings, UR Nova Scotia (No. 1), the U.S. Borrower, UR Canada, the lenders party thereto, the U.S. Administrative Agent and the Canadian Administrative Agent and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the U.S. Borrower, UR Canada, the lenders party thereto, the U.S. Administrative Agent and the Canadian Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         B. Holdings and the Borrowers have requested that the Required Lenders and the Issuing Bank amend certain provisions of the Credit Agreement. The Required Lenders and the Issuing Bank are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to Section 1.01 of the Credit Agreement. (a) The definition of the term "Consolidated Net Income" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         ""Consolidated Net Income" means, with respect to Holdings and its Subsidiaries for any period, the net income (or loss) of Holdings and its Subsidiaries for such period, excluding (a) any extraordinary gains during such period, (b) if such period includes the Fiscal Quarter ending June 30, 2001, (i) up to $27,000,000 of financing fees incurred and written-off in such Fiscal Quarter as a result of the Transactions and (ii) up to $40,000,000 of charges taken in such Fiscal Quarter related to store closings and work force reductions, (c) any non-cash charges during such period attributable to the impairment of goodwill, (d) any non-cash charges during such period attributable to the amortization of deferred stock compensation, (e) any non-cash expenses during such period attributable to stock options and warrants with respect to Equity Interests in Holdings and (f) up to $40,000,000 of charges related to store closings and work force reductions initiated during any Fiscal Quarter ending on or after September 30, 2002 through March 31, 2003."

      (b) The definition of the term "Net Worth" in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately following the text "Consolidated Net Income" in the fifth line of such definition the text "and the non-cash charges attributable to the impairment of goodwill (net of any tax benefits relating to such charges) referred to in clause (c) of the definition of Consolidated Net Income".

      (c) The definition of the term "Hedging Agreement" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:


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         ""Hedging Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no (a) phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or the Subsidiaries or (b) stock options, warrants or other agreements (including acquisition agreements) providing for the issuance of Equity Interests or of stock options, warrants or other rights to acquire Equity Interests shall be a Hedging Agreement."

         SECTION 2. Amendment to Section 2.05 of the Credit Agreement. Section
2.05 of the Credit Agreement is hereby amended by deleting the amount "$100,000,000" in paragraph (b) thereof and replacing it with the amount "$175,000,000".

         SECTION 3. Amendments to Article VI of the Credit Agreement. (a)
         Section 6.01 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and replacing it with the following:

                  "(a) Minimum Interest Coverage Ratio. Holdings will not permit the Interest Coverage Ratio for any Computation Period ending during any period set forth below to be less than the ratio set forth opposite such period:

                  Period                                      Ratio
                  ------                                      -----

                  On or before June 30, 2002                  1.75 to 1.0

                  July 1, 2002 through                        1.50 to 1.0
                  December 31, 2003

                  January 1, 2004 and thereafter              1.75 to 1.0


      (b) Section 6.02 of the Credit Agreement is hereby amended by deleting paragraph (m) thereof in its entirety and replacing it with the following:

      "(m) Hedging Obligations incurred to (a) hedge or mitigate risks to which Holdings or any Subsidiary has exposure or (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate, from floating to fixed rates or otherwise) with respect to any interest-bearing liability or investment of Holdings or any Subsidiary; provided that, in the case of sub-clause (b) of this paragraph (m), at all times prior to September 30, 2003, after giving effect to all Hedging Agreements entered into pursuant to this clause (m), at least 50% of the aggregate outstanding principal amount of (i) Term Loans, Incremental Term Loans, Senior Notes, Subordinated Debt and QuIPS Debentures plus (ii) other senior notes, subordinated notes and term loans of Holdings and its Subsidiaries incurred pursuant to Section 6.02(b) of the Credit Agreement is effectively subject to fixed rates of interest; provided further that, notwithstanding anything in this Agreement to the contrary, (A) Holdings will not, and will not permit any Subsidiary to, incur any Hedging Obligations except as provided in this clause (m), (B) the only Hedging Obligations that Holdings and its Subsidiaries may incur pursuant to this clause (m) (1) with respect to Equity Interests of Holdings and its Subsidiaries and the QuIPS Preferred Securities will be for purposes of protection from changes in the price of Holdings's common stock and (2) with respect to Subordinated Debt, Senior Notes or QuIPS Debentures will be those permitted by sub-clause (b) above and (C) Holdings and its Subsidiaries will not incur any Hedging Obligations for speculative purposes."


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      (c) Section 6.04 of the Credit Agreement is hereby amended by inserting the text "QuIPS Preferred Securities," immediately following the text "Equity Interests," in clause (vi) of the proviso in the first sentence of such Section.

      SECTION 4. Representations and Warranties. Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

         (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Second Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

         (b) Each of Holdings and the Borrowers has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

         (c) The execution, delivery and performance by each of Holdings and the Borrowers of this Amendment and the performance by each of Holdings and the Borrowers of the Credit Agreement, as amended by this Amendment, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings or any Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any Subsidiary or its assets that is material to Holdings and its Subsidiaries, taken as a whole, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings or any Subsidiary, except Liens created under the Loan Documents.

         (d) This Amendment has been duly executed and delivered by each of Holdings and the Borrowers. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (e) As of the Second Amendment Effective Date, no Default has occurred and is continuing.

      SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date of the satisfaction in full of the following conditions precedent (the "Second Amendment Effective Date"):

         (a) The Administrative Agents shall have received (a) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers, the Administrative Agents, the Required Lenders and the Issuing Bank and (b) the amendment fees required to be paid by Holdings and the Borrowers pursuant to Section 8 hereof, provided that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date that the last of such counterparts is received, except to the extent such representations and warranties expressly relate to an earlier date.


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         (b) The Administrative Agents shall have received all other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Second Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents).

      SECTION 6. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

      SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      SECTION 8. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrowers agree to pay promptly to the Administrative Agents, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on September 30, 2002, an amendment fee in an amount equal to 0.125% of the sum of such Lender's Revolving Commitment and outstanding Term Loans; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 5 hereof (other than payment of such amendment fee) shall have been satisfied.

      SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 10. Expenses. Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agents.



                         [SIGNATURES ON FOLLOWING PAGE]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                         UNITED RENTALS, INC.,

                                               by

                                                  -----------------------------
                                                  Name:
                                                  Title:


                                         UNITED RENTALS (NORTH AMERICA), INC.,

                                               by

                                                  -----------------------------
                                                  Name:
                                                  Title:


                                         UNITED RENTALS OF CANADA, INC.,

                                               by

                                                  -----------------------------
                                                  Name:
                                                  Title:


                                         UNITED RENTALS OF NOVA SCOTIA
                                         (NO. 1), ULC,

                                               by

                                                  -----------------------------
                                                  Name:
                                                  Title:


                                         JPMORGAN CHASE BANK, individually and
                                         as U.S. Administrative Agent and
                                         Issuing Bank,

                                               by

                                                  -----------------------------
                                                  Name:
                                                  Title:















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                                              SIGNATURE PAGE to SECOND AMENDMENT
                                                 dated as of September 30, 2002,
                                                         to the Credit Agreement



Name of Institution:
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         By:
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              Name:
              Title:



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                                              SIGNATURE PAGE to SECOND AMENDMENT
                                                 dated as of September 30, 2002,
                                                         to the Credit Agreement



Name of Institution:
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         By:
            ----------------------------------------------------------
              Name:
              Title:


         By:
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              Name:
              Title: